UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 26, 2011

Communication Intelligence Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19301	94-2790442
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

275 Shoreline Drive, Suite 500
Redwood Shores, CA 94065
(Address of principal executive offices)

(650) 802-7888
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 26, 2011, the Audit Committee of the Board of Directors of Communication Intelligence Corporation (the “Company”) dismissed GHP Horwath, P.C. (“GHP”) as the Company’s independent registered public accounting firm.

The reports of GHP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports included an explanatory paragraph relating to the Company’s ability to continue as a going concern and an emphasis paragraph stating that, in 2009, the Company adopted a new accounting standard related to whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s stock.

During the fiscal years ended December 31, 2010 and December 31, 2009 and through May 26, 2011 (the “Relevant Period”), there have been no disagreements with GHP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GHP, would have caused GHP to make reference thereto in their reports on the financial statements for such years. Also, during the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K (“Reportable Events”).

The Company provided a copy of the foregoing disclosure to GHP and requested that GHP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not GHP agrees with the statements set forth in this subsection (a). A copy of such letter, dated June 1, 2011, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of PMB Helin Donovan, LLP as Principal Accountant

On May 26, 2011, the Audit Committee of the Company’s Board of Directors engaged PMB Helin Donovan, LLP (“PMB”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2011. The engagement of PMB will be subject to the ratification of the Company’s stockholders at the Company’s 2011 Annual Meeting of Stockholders.  It is anticipated that the Company’s 2011 Annual Meeting of Stockholders will be held on or about July 14, 2011.

During the Relevant Period, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with PMB regarding either (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K, or (iv) any Reportable Event.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from GHP Horwath, P.C. dated June 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Communication Intelligence Corporation
Date: June 1, 2011
	By:	/s/ Andrea Goren

Andrea Goren
(Acting Chief Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from GHP Horwath, P.C. dated June 1, 2011